SUBSEQUENT EVENTS	6 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 10 – SUBSEQUENT EVENTS

Management has evaluated subsequent events pursuant to the requirements of ASC Topic 855, from the balance sheet date through the date the financial statements were issued, and has determined that no material subsequent events exist.

1. On January 5, 2024, the Company filed the Certificate of Designation of Series D Convertible Preferred Stock with the Nevada Secretary of State (“Series D Stock”), pursuant to which 1,000,000 shares of Series D Stock were designated and authorized for issuance. As of the date of this Quarterly Report, 98,000 shares of Series D Stock were issued.

2. On January 18, 2024, the Company filed an amendment to its Articles of Incorporation, which increased the authorized common stock of the Company to 950,000,000 shares. These shares will primarily be used for acquisitions and to complete the remaining conversions necessary to pay off the remaining debt.